GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”)

Supplement dated February 14, 2014 to the

Prospectus and Summary Prospectus, each dated April 30, 2013, as supplemented

(the “Prospectus” and “Summary Prospectus,” respectively)

The following changes have been approved by the Board of Trustees of Goldman Sachs Trust II at recent Board meetings: (i) the authorization to invest in a wholly-owned subsidiary for commodity exposure and (ii) the addition of a secondary benchmark.

At a meeting held on February 11, 2014, the Board of Trustees of Goldman Sachs Trust II authorized the Fund to invest in a wholly-owned subsidiary (the “Subsidiary”), through which the Fund will seek to gain exposure to the commodities markets. The Fund intends to start investing in the Subsidiary in April 2014. The Subsidiary, which is organized under the laws of the Cayman Islands, will be managed by Goldman Sachs Asset Management, L.P., the Fund’s current investment adviser, and sub-advised by one or more of the Fund’s current underlying managers.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary primarily will obtain its commodity exposure by investing in commodity-linked derivative instruments (including, but not limited to, commodity futures, commodity options and commodity-linked swaps). Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. An option on commodities gives the purchaser the right (and the writer of the option the obligation) to assume a position in a commodity or a specified basket of commodities at a specified exercise price within a specified period of time. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the swaps. Neither the Fund nor the Subsidiary invests directly in physical commodities. The Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

The Internal Revenue Service (“IRS”) issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the

Internal Revenue Code of 1986, as amended (the “Code”). The IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Prior to or at the time of the Fund’s investment in the Subsidiary, the Fund’s Prospectus and Summary Prospectus will contain additional information about the Subsidiary and its expenses and risks.

* * *

Additionally, at a meeting held on December 19, 2013, the Board of Trustees of Goldman Sachs Trust II authorized the HFRX Global Hedge Fund Index to be added as the secondary performance benchmark of the Fund. Accordingly, the Prospectus is revised as follows.

The following replaces the first sentence of the fourth to last paragraph under “Investment Management Approach—Principal Investment Strategies— Management Process”:

The Fund’s primary benchmark is the BofA Merrill Lynch U.S. Dollar 3-Month U.S. Treasury Bill Index (the “Index”).

The following replaces the third to last paragraph under “Investment Management Approach—Principal Investment Strategies—Management Process”:

The Fund’s secondary benchmark is the HFRX Global Hedge Fund Index (the “Secondary Index”). The Secondary Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The weights of the index components attributable to each strategy are based on the distribution of assets across these strategies in the hedge fund industry.1 More information about the HFRX Global Hedge Fund Index is available on Hedge Fund Research, Inc.’s website.

References in this Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply that the Fund is being managed like cash and does not imply low risk or low volatility.

[1]	Source: Hedge Fund Research, Inc. (“HFR”). The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

MMASUBSTK 02-14